UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1224 Prospect Street, Suite 150, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously set forth in an 8-K furnished with the Securities and Exchange Commission on February 13, 2019, INmune Bio, Inc. (the “Company”) was awarded a $1,000,000 grant (which would be paid to the Company in tranches over the course of the Phase 1 clinical trial) (the “Award”) from the Alzheimer’s Association to advance XPro1595, a novel therapy targeting neuroinflammation as a cause of Alzheimer’s disease.

On February 22, 2019, the Alzheimer’s Association delivered the Award Letter to the Company which details the conditions pertaining to the Award (the “Award Letter”).

Pursuant to the Award Letter, the total amount of the Award is $1,000,000 and bi-annual payments will be aligned with the following milestones outlined in the Award Letter:

•	$600,000 - June 15 - June 15 2019 – regulatory approval for opening clinical trial and enrollment of first patient
•	If met, then $250,000 for next segment (June 15-Dec 15) – all patients enrolled in first cohort will have reached one month milestone and enrollment of first patient in second cohort;
•	If met, then $150,000 (December 15- June 15, 2020; all patients enrolled in second cohort will have reached one moth milestone and enrollment of first patient in third cohort

The foregoing is merely a summary of the Award Letter, and is qualified in its entirety by reference to the Award Letter which is filed as Exhibit 1.1 hereto, and incorporated herein by reference.

Item 8.01 Other Information

On February 26, 2019, the Company issued a press release announcing that the founders of the Company are presenting at the World Immunotherapy Congress USA during the Festival of Biologics San Diego, taking place from March 3 to March 5. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 8.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K under Item 8.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report under Item 8.01 constitutes material investor information that is not otherwise publicly available

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Item 9.01 Financial statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
1.1	Award Letter dated as of February 22, 2019 from the Alzheimer’s Association to INmune Bio, Inc.
99.1	Press release dated February 26, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: February 28, 2019	By:	/s/ Raymond J. Tesi
Raymond J. Tesi
Chief Executive Officer

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